UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 13, 2008

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     1-15062                  13-4099534
        --------                     -------                  ----------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

                One Time Warner Center, New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Material Definitive Agreement.

On November 18, 2008, Time Warner Cable Inc. ("TWC"), a subsidiary of Time Warner Inc. (the "Company" or "Time Warner"), completed its offering of $2.0 billion in aggregate principal amount of senior unsecured notes consisting of $750 million principal amount of 8.25% Notes due 2014 (the "2014 Notes") and $1.25 billion principal amount of 8.75% Notes due 2019 (the "2019 Notes" and, together with the 2014 Notes, the "Debt Securities"). The Debt Securities are guaranteed by Time Warner Entertainment Company, L.P. and TW NY Cable Holding Inc., each a subsidiary of TWC (collectively, the "Guarantors"). In connection with the offering, on November 13, 2008, TWC and the Guarantors entered into an Underwriting Agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Mizuho Securities USA Inc., as representatives of the underwriters listed in Schedule II thereto (collectively, the "Underwriters"). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. The offering of the Debt Securities was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-151671) filed with the Securities and Exchange Commission (the "Commission") on June 16, 2008. The terms of the Debt Securities are described in TWC's Prospectus dated June 16, 2008, as supplemented by a final Prospectus Supplement dated November 13, 2008, as filed with the Commission on November 14, 2008.

The Debt Securities were issued pursuant to an Indenture, dated as of April 9, 2007, as amended and supplemented (the "Indenture"), by and among TWC, the Guarantors and The Bank of New York Mellon, as trustee.

The 2014 Notes will mature on February 14, 2014, and the 2019 Notes will mature on February 14, 2019. Interest on the 2014 Notes and the 2019 Notes will be payable semi-annually in arrears on February 14 and August 14 of each year, beginning on February 14, 2009. The Debt Securities are unsecured senior obligations of TWC and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Debt Securities are unsecured senior obligations of the Guarantors and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantors.

The Debt Securities may be redeemed in whole or in part at any time at TWC's option at a redemption price equal to the greater of (i) 100% of the principal amount of the Debt Securities being redeemed and (ii) the sum of the present values of the remaining scheduled payments on the Debt Securities discounted to the redemption date on a semi-annual basis at a government treasury rate plus 50 basis points for each of the 2014 Notes and the 2019 Notes as further described in the Indenture and the Debt Securities, plus, in each case, accrued but unpaid interest to the redemption date.

The Indenture contains customary covenants relating to restrictions on the ability of TWC or any material subsidiary to create liens and on the ability of TWC and the Guarantors to consolidate, merge or convey or transfer substantially all of their assets. The Indenture also contains customary events of default.

Certain of the Underwriters and their affiliates have performed and may, from time to time in the future, engage in transactions with and perform commercial and investment banking and advisory services for the Company and its subsidiaries, including TWC, for which they have received or will receive customary fees and expenses.

TWC intends to use the net proceeds from the issuance of the Debt Securities to fund, in part, its payment of a special cash dividend of approximately $10.9 billion to be distributed pro rata to all holders of TWC Class A Common Stock and TWC Class B Common Stock prior to the separation of TWC from the Company as described in the Company's Current Report on Form 8-K dated May 20, 2008, which was filed with the Commission on May 27, 2008. If the separation is not consummated and the special divided is not paid, TWC will use the proceeds from the issuance of the Debt Securities for general corporate purposes, including repayment of indebtedness. As a result of the offering, the commitments of the lenders under TWC's 364-day senior unsecured term loan facility entered into in June 2008 to fund in part the special cash dividend were reduced by $1.970 billion to $1.932 billion (excluding the commitment of Lehman Brothers Commercial Bank, due to the uncertainty of its ability to fund in light of the filing of its parent company of a petition under Chapter 11 of the U.S. Bankruptcy Code), and the commitment of the Company under TWC's two-year senior unsecured supplemental term loan facility was reduced by $985 million to $1.535 billion.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 and the description of the Debt Securities and the Indenture contained therein, each of which is hereby incorporated by reference into this Item 2.03.


Item 9.01  Financial Statements and Exhibits.

Exhibit        Description


99.1 Underwriting Agreement, dated November 13, 2008, among Time Warner Cable Inc. ("TWC"), TW NY Cable Holding Inc., Time Warner Entertainment Company, L.P. and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Mizuho Securities USA Inc. on behalf of themselves and as representatives of the other underwriters named therein (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K dated November 13, 2008 filed by TWC with the Commission on November 18, 2008 (File No. 1-33335) ("TWC's November 13 Form 8-K")).

99.2 Form of 8.25% Notes due 2014 (incorporated herein by reference to Exhibit 4.1 to TWC's November 13 Form 8-K).

99.3 Form of 8.75% Notes due 2019 (incorporated herein by reference to Exhibit 4.2 to TWC's November 13 Form 8-K).





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TIME WARNER INC.


                                        By:     /s/ John K. Martin, Jr.
                                             ---------------------------------
                                             Name:  John K. Martin, Jr.
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

  Date: November 18, 2008


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                                  EXHIBIT INDEX



Exhibit        Description

99.1 Underwriting Agreement, dated November 13, 2008, among Time Warner Cable Inc. ("TWC"), TW NY Cable Holding Inc., Time Warner Entertainment Company, L.P. and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Mizuho Securities USA Inc. on behalf of themselves and as representatives of the other underwriters named therein (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K dated November 13, 2008 filed by TWC with the Commission on November 18, 2008 (File No. 1-33335) ("TWC's November 13 Form 8-K")).

99.2 Form of 8.25% Notes due 2014 (incorporated herein by reference to Exhibit 4.1 to TWC's November 13 Form 8-K).

99.3 Form of 8.75% Notes due 2019 (incorporated herein by reference to Exhibit 4.2 to TWC's November 13 Form 8-K).